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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                 FOR TENDER OF
            8.85% CAPITAL TRUST PASS-THROUGH SECURITIES'sm' (TRUPS'sm')
                (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)
                                       OF
                              PXRE CAPITAL TRUST I

     As set forth in the Prospectus dated             , 1997 (the 'Prospectus'),
of PXRE Capital Trust I (the 'Issuer') and PXRE Corporation (the 'Corporation') under the caption 'The Exchange Offer -- Procedures for Tendering Old Capital Securities -- Guaranteed Delivery,' this form must be used to accept the Issuer's offer to exchange its 8.85% Capital Trust Pass-through Securities'sm' (TRUPS'sm') which have been registered under the Securities Act of 1933 (the 'New Capital Securities') for a like Liquidation Amount of its outstanding 8.85% Capital Trust Pass-through Securities'sm' (TRUPS'sm') (the 'Old Capital Securities'), by Holders who wish to tender their Old Capital Securities and (i) whose Old Capital Securities are not immediately available or (ii) who cannot deliver their Old Capital Securities, the Letter of Transmittal or an Agent's Message (as defined in the Prospectus) and any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date. This form must be delivered by mail or hand delivery or transmitted, via facsimile, to the Exchange Agent at its address set forth below not later than the Expiration Date. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus.

                             The Exchange Agent is:
                           FIRST UNION NATIONAL BANK

            By Mail:                    By Facsimile:               By Overnight Courier
  First Union National Bank of          (704) 383-7199                    or Hand:
         North Carolina             For Information Call:       First Union National Bank of
     230 South Tryon Street             (800) 829-8432                 North Carolina
           9th Floor                          or                   230 South Tryon Street
   Reorganization Department            (704) 383-4105                   9th Floor
Charlotte, North Carolina 28288                                  Reorganization Department
    Attention: Michael Klotz                                  Charlotte, North Carolina 28288
                                                                  Attention: Michael Klotz

                            ------------------------
     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE TO A NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

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Ladies and Gentlemen:

     The undersigned hereby tenders for exchange to the Issuer upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged, the aggregate Liquidation Amount of Old Capital Securities set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption 'The Exchange Offer -- Procedures for Tendering Old Capital Securities -- Guaranteed Delivery.'

     The  undersigned understands and acknowledges  that the Exchange Offer will
expire at 5:00 p.m., New York City time, on             , 1997, unless  extended
by  the Issuer. The term  'Expiration Date' shall mean  5:00 p.m., New York City
time, on              , 1997, unless the Exchange Offer is extended as  provided in the Prospectus, in which case the term 'Expiration Date' shall mean the latest date and time to which the Exchange Offer is extended.

     All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

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                                   SIGNATURE

X  ................................... Date:  ..................................

X  ................................... Date:  ..................................
     SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED  SIGNATORY

Area Code and Telephone Number:  ...............................................

Name(s)  .......................................................................
                                 (PLEASE PRINT)

Capacity (full title, if signing in a fiduciary or representative capacity):

 ...............................................................................

Address:  ......................................................................
                              (INCLUDING ZIP CODE)

Taxpayer Identification or Social Security No.:  ...............................

Aggregate Liquidation Amount
of Old Capital Securities Tendered
(must be $100,000 or an integral
multiple of $1,000 in excess thereof): $  ......................................

Certificate Number(s) of Old Capital Securities (if available):

Aggregate Liquidation Amount
Represented by Certificate(s): $  ..............................................

IF TENDERED OLD CAPITAL SECURITIES WILL BE DELIVERED BY BOOK-ENTRY TRANSFER, PROVIDE THE DEPOSITORY TRUST COMPANY ('DTC') ACCOUNT NUMBER AND TRANSACTION CODE NUMBER (IF AVAILABLE):

Account No.  ...................................................................

Transaction No.  ...............................................................

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         GUARANTY OF DELIVERY (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm or other entity identified as an 'eligible guarantor institution' within the meaning of Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of a properly completed and executed Letter of Transmittal (or facsimile thereof), or an Agent's Message, as well as the certificate(s) representing all tendered Old Capital Securities in proper form for transfer, or confirmation of the book-entry transfer of such Old Capital Securities into the Exchange Agent's account at the Book-Entry Transfer Facility described in the Prospectus under the caption 'The Exchange Offer -- Procedures for Tendering Old Capital Securities -- Book-Entry Transfer' and other documents required by the Letter of Transmittal, all by 5:00 p.m., New York City time, on the third New York Stock Exchange trading day following the Expiration Date.

Name of Eligible Institution:  .................................................

Address:  ......................................................................

 ...............................................................................

 ...............................................................................

Area Code and Telephone Number:  ...............................................

AUTHORIZED SIGNATURE

Name:  ...............................

Title:  ..............................

Date:  ...............................

NOTE: DO NOT SEND OLD CAPITAL SECURITIES WITH THIS NOTICE. ACTUAL SURRENDER OF OLD CAPITAL SECURITIES MUST BE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

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